Supplement dated December 20, 2012 to the Legacy and Pinnacle II

Variable Universal Life Prospectuses dated May 1, 2012

Issued By Columbus Life Insurance Company through its Separate Account 1

This supplement to the prospectuses identified above describes changes to the Accelerated Death Benefit Rider issued with your variable life insurance policy.  Please retain this supplement for future reference.

This supplement replaces in its entirety the disclosure in the section titled “Rider Benefits” on page 28 of the prospectuses related to Accelerated Death Benefit Riders, as follows:

An Accelerated Death Benefit Rider gives you access to a portion of the Death Benefit of your policy in the form of an advance if the Insured meets the requirements in the rider.  We may charge an administrative fee up to $150 per advance.  Subject to the terms of the rider, you may be eligible to obtain an advance upon the occurrence of one or more of the following qualifying events as experienced by the Insured:

•                  The Insured is diagnosed with a terminal illness.

•                  The Insured is diagnosed with a chronic illness, defined as being unable to perform 2 of 6 Activities of Daily Living without assistance for at least 90 days due to a loss of functional capacity.  Under riders issued in some states, an advance will not be paid until 24 months after the Policy Date for the qualifying event of chronic Illness, unless an Accidental Bodily Injury that occurs after the Policy Date causes the chronic Illness.

•                  The Insured is diagnosed with a Specified Medical Condition.

•                  The Insured is confined to a Nursing Home.

Advances of the Death Benefit will be secured by a lien on the Death Benefit payable under the policy.  Interest will be charged on the amount of any advance.  Under some riders, the lien will be increased each month to pay the monthly policy charges.  Unpaid premiums may increase the amount of the lien.  A lien may be increased, if necessary, to keep the policy in effect, subject to the Maximum Lien Amount.  Any lien and lien interest will be deducted from the Death Benefit payable on the policy.

If you have any questions about this supplement, you can contact our offices in writing at Columbus Life Variable Universal Life Service Center, 400 East Fourth Street, P.O. Box 2850, Cincinnati, Ohio 45201-2850 or call us at (800) 677-9595.